UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2006

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2006, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2006-BC1)

CWABS, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-131591-03	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Filing of Certain Materials

In connection with the issuance by CWABS, Inc. of its Asset-Backed Certificates, Series 2006-BC1 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:
8.1 Opinion of Thacher Proffitt & Wood LLP regarding tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By:	/s/ Michael Schloessmann
Name:	Michael Schloessmann
Title:	Vice President

Dated: April 10, 2006

EXHIBIT INDEX

Exhibits
8.1	Opinion of Thacher Proffitt & Wood LLP regarding tax matters.